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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                January 17, 2001
                                ----------------
                        (Date of earliest event reported)


                        FIDELITY NATIONAL FINANCIAL, INC.
                        ---------------------------------
               (Exact name of Registrant as specified in charter)


              Delaware               1-9396             86-0498599
   --------------------------------------------------------------------
   (State or other jurisdiction    (Commission       (I.R.S. Employer
         of incorporation)         File Number)     Identification No.)


     1 A - 17911 Von Karman Avenue, Suite 300, Irvine, CA      92614
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           (Address of principal executive offices)         (Zip Code)


                                 (949) 622-4333
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed, since last report.)


                                Page 1 of 4 Pages

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ITEM 5. OTHER EVENTS.

         Announcement of Expected Fourth Quarter Earnings

         Fidelity National Financial, Inc. ("Registrant"), announced January 17, 2001 that it expects to at least meet First Call's consensus current fourth quarter 2000 earnings per share estimates of $.47 per share. The Registrant plans to release fourth quarter 2000 earnings on February 14, 2001, prior to regular trading.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release dated January 17, 2001 regarding earnings for Fidelity National Financial, Inc. for the quarter ended December 31, 2001


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 19, 2001                  FIDELITY NATIONAL FINANCIAL, INC.


                                        /s/ BRAD J. BRIGANTE
                                        ----------------------------------------
                                        Brad J. Brigante
                                        Senior Vice President, Corporate
                                        Counsel, Corporate Secretary


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                                 EXHIBIT INDEX

Exhibit Number                     Description
--------------                     -----------

    99.1 Press Release dated January 17, 2001 regarding earnings for Fidelity National Financial, Inc. for the quarter ended December 31, 2001